UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2006
CBIZ, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25890 (Commission File Number)	22-2769024 (IRS Employer Identification No.)
6050 Oak Tree Boulevard, South, Suite 500,
Cleveland, Ohio 44131
(Address of Principal Executive Offices, Zip Code)
216-447-9000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 23, 2006, CBIZ, Inc. (the “Company”) issued a press release announcing the pricing of its private offering of $100 million aggregate principal amount of convertible senior subordinated notes due 2026 (the “Notes”), including the exercise in full of the initial purchaser’s over-allotment option. The Notes are being sold to qualified institutional buyers pursuant to Rule 144A under the Securities Exchange Act of 1933, as amended.
     A copy of this press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of CBIZ, Inc. dated March 23, 2006 announcing an agreement to sell $100 million of Convertible Senior Subordinated Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2006		CBIZ, INC.
	By:	/s/ Ware H. Grove
	Name: Title:	Ware H. Grove Chief Financial Officer